                                                                   Exhibit 10.39

              Agreement to File Schedules, Supplements and Exhibits

     Juniper Partners Acquisition Corp., a company formed under the laws of the
State of Delaware ("Juniper"), hereby agrees to provide to the United States
Securities and Exchange Commission ("SEC"), such schedules, supplements and exhibits to the Agreement and Plan of Merger dated as of August 15, 2006 by and among Juniper, Firecomm Acquisition, Inc., Firestone Communications, Inc. and
certain of the stockholders of Firestone Communications, Inc. Further, Juniper
agrees to file as an exhibit to the Registration Statement on Form S-4 or another filing with the SEC, if requested to be filed by the Staff of the SEC or if such agreement becomes material and subject to the filing requirements of
Regulation S-K, such above referenced schedules, supplements and exhibits.

Agreed as of this 2nd day of November, 2006

/s/ Stuart B. Rekant
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Stuart B. Rekant, Chairman of the Board
and Chief Executive Officer